UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

June 5, 2024

CHIMERA INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 001-33796

Maryland	26-0630461
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
630 Fifth Avenue, Ste 2400 New York, New York	10111
(Address of principal executive offices)	(Zip Code)

(888) 895-6557

Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CIM	New York Stock Exchange
8.00% Series A Cumulative Redeemable Preferred Stock	CIM PRA	New York Stock Exchange
8.00% Series B Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRB	New York Stock Exchange
7.75% Series C Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRC	New York Stock Exchange
8.00% Series D Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 5, 2024, the Company held its 2024 annual meeting of stockholders (the “Annual Meeting”) for the purpose of: (i) electing one Class I Director, Susan Mills, to serve until the annual meeting of stockholders in 2026 and two Class II Directors, Sandra Bell and Debra W. Still, each to serve until the annual meeting of stockholders in 2027; (ii) recommending, by a non-binding advisory vote, the Company’s executive compensation; and (iii) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Note that voting results are stated in amounts not yet reflecting the effect of the reverse stock split completed by the Company effective May 21, 2024, as the record date for the Annual Meeting was April 11, 2024.

Further information regarding all of these proposals is set forth in the Company’s Proxy Statement.

The total number of shares of common stock entitled to vote at the Annual Meeting was 241,520,709, of which 181,574,208 shares, or approximately 75%, were present in person or by proxy.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1. The election of one Class I director, Susan Mills, to serve until the annual meeting of stockholders in 2026, and two Class II directors, Sandra Bell and Debra W. Still, each to serve until the annual meeting of stockholders in 2027.

Nominee	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(I) Sandra Bell	120,113,635	5,100,374	885,385	55,474,814
(II) Susan Mills	121,525,740	3,678,408	895,246	55,474,814
(III) Debra W. Still	118,549,749	6,626,140	923,505	55,474,814

Based on the foregoing votes, (i) Susan Mills was elected as a Class I director to serve on the Board until the 2026 annual meeting of stockholders and until her successor is duly elected and qualifies, (ii) Sandra Bell and Debra W. Still were elected as Class II directors each to serve on the Board until the 2027 annual meeting of stockholders and until their successors are duly elected and qualify.

Proposal 2. A vote on a non-binding advisory resolution on the Company’s executive compensation.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
115,166,607	9,280,417	1,652,370	55,474,814

Based on the foregoing votes, the non-binding advisory resolution on the Company’s executive compensation was approved.

Proposal 3. Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the current fiscal year.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
173,940,720	5,224,566	2,408,922	-

Based on the foregoing votes, the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024 was ratified.

Exhibit

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHIMERA INVESTMENT CORPORATION (REGISTRANT)
Date: June 6, 2024
	By:	/s/ Subramaniam Viswanathan
	Name:	Subramaniam Viswanathan
	Title:	Chief Financial Officer